UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2026
___________________________________________

BLOOM ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

001-38598
(Commission File Number)
___________________________________________

Delaware			77-0565408
(State or other jurisdiction of incorporation)			(I.R.S. Employer Identification No.)

4353 North First Street,	San Jose,	California	95134
(Address of principal executive offices)			(Zip Code)

408			543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Warrant

As previously disclosed in Bloom Energy Corporation’s (the “Company”) Current Report on Form 8-K filed on October 30, 2025, in connection with the partnership between the Company and Oracle Corporation (“Oracle”) to provide on-site solid state power for AI data centers, subject to the negotiation of a warrant mutually acceptable to the Company and Oracle, the Company agreed to issue to Oracle a warrant (the “Warrant”) to purchase up to an aggregate of 3,531,073 shares (the “Warrant Shares”) of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company, with an exercise price of $113.28 per share, the closing price of the Class A Common Stock on the New York Stock Exchange on October 28, 2025. On April 9, 2026, the Company issued the Warrant to Oracle. The Warrant is fully vested and immediately exercisable, in whole or in part, at any time until 5:00 p.m. (Eastern time) on October 9, 2026, at Oracle’s election, by cash payment or by cashless exercise. The Warrant includes customary anti-dilution adjustments and provides Oracle with certain registration rights with respect to the Warrant Shares. The Warrant may not be transferred or assigned without the prior written consent of the Company. The Warrant Shares will be freely tradable, subject to applicable securities laws.

The Warrant was issued in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and any Warrant Shares that may be issued upon exercise of the Warrant is expected to be issued in reliance upon Section 4(a)(2) or Section 3(a)(9) of the Securities Act.

The foregoing description of the Warrant is not complete and is qualified in its entirety by reference to the text of the Warrant, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 3.02.    Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Warrant to Purchase Shares of Class A Common Stock, dated April 9, 2026, between Bloom Energy Corporation and Oracle Corporation
104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date:	April 13, 2026	By:	/s/ Shawn Soderberg
Shawn Soderberg
Chief Legal Officer and Corporate Secretary